As filed with the Securities and Exchange Commission on November 2, 2015

Registration No. 333-192178

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 2

TO

FORM S-3

UNDER

THE SECURITIES ACT OF 1933

T-Mobile US, Inc.

T-Mobile USA, Inc.

(Exact name of registrant as specified in its charter)

Delaware Delaware	20-0836269 91-1983600
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Additional Registrants

(See Table of Additional Registrants on next page)

12920 SE 38th Street

Bellevue, Washington 98006

(425) 378-4000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

John J. Legere

Chief Executive Officer

T-Mobile US, Inc.

12920 SE 38th Street

Bellevue, Washington 98006

(425) 378-4000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

With copies to:

David A. Miller Executive Vice President, General Counsel and Secretary T-Mobile US, Inc. 12920 SE 38th Street Bellevue, Washington 98006 (425) 378-4000	Joerg Esdorn Stewart McDowell Gibson, Dunn & Crutcher LLP 200 Park Avenue New York, New York 10166 (212) 351-4000

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box:  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box:  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered(1)(2)	Proposed Maximum Offering Price Per Unit(1)(2)	Proposed Maximum Aggregate Offering Price(1)(2)	Amount of Registration Fee(3)
Common Stock, par value $0.00001 per share, of T-Mobile US, Inc.	—	—	—	—
Preferred Stock, par value $0.00001 per share, of T-Mobile US, Inc.	—	—	—	—
Debt Securities of T-Mobile USA, Inc.	—	—	—	—
Guarantee(s) of Debt Securities of T-Mobile USA, Inc. (3)	—	—	—	—
Total	—	—	—	—

(1)	Not applicable pursuant to General Instruction II(E) of Form S-3.
(2)	An indeterminate amount of securities to be offered at indeterminate prices is being registered pursuant to this registration statement. Any securities registered under this registration statement may be sold separately or as units with other securities registered hereunder.
(3)	The Registrant is deferring payment of the registration fee pursuant to Rule 456(b) and is omitting this information in reliance on Rule 456(b) and Rule 457(r). Pursuant to Rule 457(n), no separate filing fee is required for the guarantees.

TABLE OF ADDITIONAL REGISTRANTS

Exact name of registrant as specified in its charter (1)	State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification Number
IBSV LLC	Delaware	91-2116910
MetroPCS California, LLC	Delaware	68-0618381
MetroPCS Florida, LLC	Delaware	68-0618383
MetroPCS Georgia, LLC	Delaware	68-0618386
MetroPCS Massachusetts, LLC	Delaware	20-8303630
MetroPCS Michigan, LLC	Delaware	20-2509038
MetroPCS Networks California, LLC	Delaware	20-4956821
MetroPCS Networks Florida, LLC	Delaware	20-4957100
MetroPCS Nevada, LLC	Delaware	20-8303430
MetroPCS New York, LLC	Delaware	20-8303519
MetroPCS Pennsylvania, LLC	Delaware	20-8303570
MetroPCS Texas, LLC	Delaware	20-2508993
Powertel Memphis Licenses, Inc.	Delaware	58-2228915
Powertel/Memphis, Inc.	Delaware	58-2228912
SunCom Wireless Holdings, Inc.	Delaware	23-2974475
SunCom Wireless Investment Company LLC	Delaware	30-0283150
SunCom Wireless License Company, LLC	Delaware	75-3172489
SunCom Wireless Management Company, Inc.	Delaware	23-2940271
SunCom Wireless Operating Company, L.L.C.	Delaware	23-2974309
SunCom Wireless Property Company, L.L.C.	Delaware	43-2065344
SunCom Wireless, Inc.	Delaware	23-2930873
T-Mobile Central LLC	Delaware	91-1973799
T-Mobile Financial LLC	Delaware	47-1324347
T-Mobile Leasing LLC	Delaware	47-5079638
T-Mobile License LLC	Delaware	91-1917328
T-Mobile Northeast LLC	Delaware	52-2069434
T-Mobile PCS Holdings LLC	Delaware	91-2159335
T-Mobile Puerto Rico Holdings LLC	Delaware	20-2209577
T-Mobile Puerto Rico LLC	Delaware	66-0649631
T-Mobile Resources Corporation	Delaware	91-1909782
T-Mobile South LLC	Delaware	20-3945483
T-Mobile Subsidiary IV Corporation	Delaware	91-2116909
T-Mobile West LLC	Delaware	36-4027581
Triton PCS Finance Company, Inc.	Delaware	51-0393831
Triton PCS Holdings Company L.L.C.	Delaware	23-2941874
VoiceStream PCS I Iowa Corporation	Delaware	91-1869520
VoiceStream Pittsburgh General Partner, Inc.	Delaware	36-3875668
VoiceStream Pittsburgh, L.P.	Delaware	16-1442506

(1)	The address of each registrant is 12920 SE 38th Street, Bellevue, Washington 98006, and the telephone number is (425) 378-4000.

EXPLANATORY NOTE

This Post-Effective Amendment No. 2 (the “Amendment”) to the registration statement on Form S-3 (Registration No. 333-192178) initially filed by T-Mobile US, Inc. and T-Mobile USA, Inc. on November 7, 2013 with the Securities and Exchange Commission (the “SEC”), as amended by the Post-Effective Amendment No. 1, filed on September 3, 2014 with the SEC (the “Registration Statement”) is filed (i) to add T-Mobile Leasing LLC as a co-registrant to the Registration Statement and to register guarantees of debt securities by T-Mobile Leasing LLC; and (ii) to remove MetroPCS Networks, LLC as a co-registrant from the Registration Statement and to de-register guarantees of debt securities by MetroPCS Networks, LLC.

No changes or additions are being made hereby to the base prospectus that already forms a part of the Registration Statement. Accordingly, such base prospectus is being omitted from this filing.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.	Other Expenses of Issuance and Distribution.

Our estimated expenses in connection with the issuance and distribution of the securities being registered are set forth in the following table.

Amount to be Paid
SEC Registration Fee	$	**
Legal Fees and Expenses		*
Trustee Fees and Expenses		*
Accounting Fees and Expenses		*
Printing Expenses		*
NYSE and Other Listing Fees		*
Miscellaneous		*

Total	$	*

*	In accordance with Rules 456(b) and 457(r) under the Securities Act, the registrant is deferring payment of the registration fee for the securities offered by this prospectus.
**	These fees are calculated based on the securities offered and the number of issuances and accordingly cannot be estimated at this time.

Item 15.	Indemnification of Directors and Officers.

Section 145 of the Delaware General Corporation Law (the “DGCL”) provides, in effect, that any person made a party to any action by reason of the fact that he is or was a director, officer, employee or agent of the Company may and, in some cases, must be indemnified by the Company against, in the case of a non-derivative action, judgments, fines, amounts paid in settlement and reasonable expenses (including attorneys’ fees) incurred by him as a result of such action and in the case of a derivative action, against expenses (including attorneys’ fees), if in either type of action he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and, in the case of a criminal action, he had no reasonable cause to believe his conduct was unlawful. This indemnification does not apply, in a derivative action, to matters as to which it is adjudged that the director, officer, employee or agent is liable to the Company, unless upon court order it is determined that, despite such adjudication of liability, but in view of all the circumstances of the case, he is fairly and reasonably entitled to indemnity for expenses.

Our certificate of incorporation provides that no director is liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the DGCL. Our amended and restated bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law. We have entered into indemnification agreements with all of our directors and executive officers and have purchased directors’ and officers’ liability insurance.

Any underwriting agreement will provide for indemnification by the underwriters of us and our officers and directors for certain liabilities arising under the Securities Act, or otherwise.

Item 16.	Exhibits.

Exhibit No.	Document

1.1*	Form of Underwriting or Purchase Agreement.

2.1	Business Combination Agreement, among Deutsche Telekom AG, T-Mobile USA, Inc., T-Mobile Global Zwischenholding GmbH, T-Mobile Global Holding GmbH and MetroPCS Communications, Inc., dated as of October 3, 2012 (Incorporated by reference to Exhibit 2.1 to our Current Report on Form 8-K, filed on October 3, 2012).

2.2	Amendment No. 1 to the Business Combination Agreement, among Deutsche Telekom AG, T-Mobile USA, Inc., T-Mobile Global Zwischenholding GmbH, T-Mobile Global Holding GmbH and MetroPCS Communications, Inc., dated as of April 14, 2013 (Incorporated by reference to Exhibit 2.1 to our Current Report on Form 8-K, filed on April 15, 2013).

3.1	Fourth Amended and Restated Certificate of Incorporation of T-Mobile US, Inc. (Incorporated by reference to Exhibit 3.1 to our Current Report on Form 8-K, filed on May 2, 2013).

3.2	Fifth Amended and Restated Bylaws of T-Mobile US, Inc. (Incorporated by reference to Exhibit 3.2 to our Current Report on Form 8-K, filed on May 2, 2013).

3.3	Amended and Restated Certificate of Incorporation of T-Mobile USA, Inc. (Incorporated by reference to Exhibit 3.3 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.4	Amended and Restated Bylaws of T-Mobile USA, Inc. (Incorporated by reference to Exhibit 3.4 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.5	Certificate of Formation of IBSV LLC, formerly known as GSV LLC (Incorporated by reference to Exhibit 3.5 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.6	Limited Liability Company Agreement of IBSV LLC, formerly known as GSV LLC (Incorporated by reference to Exhibit 3.6 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.7	Certificate of Incorporation of Powertel Memphis Licenses, Inc., as amended (Incorporated by reference to Exhibit 3.7 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.8	Amended and Restated Bylaws of Powertel Memphis Licenses, Inc. (Incorporated by reference to Exhibit 3.8 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.9	Certification of Incorporation of Powertel/Memphis, Inc., as amended (Incorporated by reference to Exhibit 3.9 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.10	Amended and Restated Bylaws of Powertel/Memphis, Inc. (Incorporated by reference to Exhibit 3.10 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.11	Restated Certificate of Incorporation of SunCom Wireless Holdings, Inc., as amended (Incorporated by reference to Exhibit 3.11 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.12	Amended and Restated Bylaws of SunCom Wireless Holdings, Inc. (Incorporated by reference to Exhibit 3.12 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.13	Certificate of Formation of SunCom Wireless Investment Company LLC, as amended (Incorporated by reference to Exhibit 3.13 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.14	Limited Liability Company Agreement of SunCom Wireless Investment Company LLC (Incorporated by reference to Exhibit 3.14 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.15	Certificate of Formation of SunCom Wireless License Company, LLC, as amended (Incorporated by reference to Exhibit 3.15 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.16	Limited Liability Company Agreement of SunCom Wireless License Company, LLC (Incorporated by reference to Exhibit 3.16 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.17	Certificate of Incorporation of SunCom Wireless Management Company, Inc., as amended (Incorporated by reference to Exhibit 3.17 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.18	Bylaws of SunCom Wireless Management Company, Inc. (Incorporated by reference to Exhibit 3.18 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.19	Certificate of Formation of SunCom Wireless Operating Company, L.L.C., as amended (Incorporated by reference to Exhibit 3.19 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.20	Limited Liability Company Agreement of SunCom Wireless Operating Company, L.L.C. (Incorporated by reference to Exhibit 3.20 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.21	Certificate of Formation of SunCom Wireless Property Company, L.L.C., as amended (Incorporated by reference to Exhibit 3.21 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.22	Limited Liability Company Agreement of SunCom Wireless Property Company, L.L.C. (Incorporated by reference to Exhibit 3.22 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.23	Certificate of Incorporation of SunCom Wireless, Inc., as amended (Incorporated by reference to Exhibit 3.23 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.24	Bylaws of SunCom Wireless, Inc. (Incorporated by reference to Exhibit 3.24 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.25	Certificate of Formation of T-Mobile Central LLC, as amended (Incorporated by reference to Exhibit 3.25 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.26	Limited Liability Company Agreement of T-Mobile Central LLC (Incorporated by reference to Exhibit 3.26 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.27	Certificate of Formation of T-Mobile License LLC (Incorporated by reference to Exhibit 3.27 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.28	Limited Liability Company Agreement of T-Mobile License LLC (Incorporated by reference to Exhibit 3.28 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.29	Certificate of Formation of T-Mobile Northeast LLC (Incorporated by reference to Exhibit 3.29 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.30	Limited Liability Company Agreement of T-Mobile Northeast LLC (Incorporated by reference to Exhibit 3.30 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.31	Certificate of Formation of T-Mobile PCS Holdings LLC, as amended (Incorporated by reference to Exhibit 3.31 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.32	Limited Liability Company Agreement of T-Mobile PCS Holdings LLC (Incorporated by reference to Exhibit 3.32 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.33	Certificate of Formation of T-Mobile Puerto Rico Holdings LLC, as amended (Incorporated by reference to Exhibit 3.33 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.34	Limited Liability Company Agreement of T-Mobile Puerto Rico Holdings LLC (Incorporated by reference to Exhibit 3.34 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.35	Certificate of Formation of T-Mobile Puerto Rico LLC, as amended (Incorporated by reference to Exhibit 3.35 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.36	Amended and Restated Limited Liability Company Agreement of T-Mobile Puerto Rico LLC (Incorporated by reference to Exhibit 3.36 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.37	Certificate of Incorporation of T-Mobile Resources Corporation, as amended (Incorporated by reference to Exhibit 3.37 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.38	Bylaws of T-Mobile Resources Corporation (Incorporated by reference to Exhibit 3.38 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.39	Certificate of Formation of T-Mobile South LLC (Incorporated by reference to Exhibit 3.39 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.40	Limited Liability Company Agreement of T-Mobile South LLC (Incorporated by reference to Exhibit 3.40 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.41	Certificate of Incorporation of T-Mobile Subsidiary IV Corporation, as amended (Incorporated by reference to Exhibit 3.41 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.42	Bylaws of T-Mobile Subsidiary IV Corporation (Incorporated by reference to Exhibit 3.42 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.43	Certificate of Formation of T-Mobile West LLC (Incorporated by reference to Exhibit 3.43 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.44	Limited Liability Company Agreement of T-Mobile West LLC (Incorporated by reference to Exhibit 3.44 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.45	Certificate of Incorporation of Triton PCS Finance Company, Inc. (Incorporated by reference to Exhibit 3.45 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.46	Bylaws of Triton PCS Finance Company, Inc. (Incorporated by reference to Exhibit 3.46 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.47	Certificate of Formation of Triton PCS Holdings Company L.L.C., as amended (Incorporated by reference to Exhibit 3.47 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.48	Limited Liability Company Agreement of Triton PCS Holdings Company L.L.C. (Incorporated by reference to Exhibit 3.48 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.49	Certificate of Incorporation of VoiceStream PCS I Iowa Corporation, as amended (Incorporated by reference to Exhibit 3.49 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.50	Bylaws of VoiceStream PCS I Iowa Corporation (Incorporated by reference to Exhibit 3.50 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.51	Certificate of Incorporation of VoiceStream Pittsburgh General Partner, Inc., as amended (Incorporated by reference to Exhibit 3.51 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.52	Bylaws of VoiceStream Pittsburgh General Partner, Inc. (Incorporated by reference to Exhibit 3.52 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.53	Certificate of Limited Partnership of VoiceStream Pittsburgh, L.P., as amended (Incorporated by reference to Exhibit 3.53 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.54	Agreement Establishing VoiceStream Pittsburgh, L.P. (Incorporated by reference to Exhibit 3.54 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.55	Certificate of Formation of MetroPCS California, LLC, as amended (Incorporated by reference to Exhibit 3.55 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.56	Amended and Restated Limited Liability Company Agreement of MetroPCS California, LLC (Incorporated by reference to Exhibit 3.56 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.57	Certificate of Formation of MetroPCS Florida, LLC (Incorporated by reference to Exhibit 3.57 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.58	Amended and Restated Limited Liability Company Agreement of MetroPCS Florida, LLC (Incorporated by reference to Exhibit 3.58 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.59	Certificate of Formation of MetroPCS Georgia, LLC (Incorporated by reference to Exhibit 3.59 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.60	Amended and Restated Limited Liability Company Agreement of MetroPCS Georgia, LLC (Incorporated by reference to Exhibit 3.60 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.61	Certificate of Formation of MetroPCS Massachusetts, LLC (Incorporated by reference to Exhibit 3.61 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.62	Amended and Restated Limited Liability Company Agreement of MetroPCS Massachusetts, LLC (Incorporated by reference to Exhibit 3.62 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.63	Certificate of Formation of MetroPCS Michigan, LLC (Incorporated by reference to Exhibit 3.63 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.64	Limited Liability Company Agreement of MetroPCS Michigan, LLC (Incorporated by reference to Exhibit 3.64 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.65	Certificate of Formation of MetroPCS Nevada, LLC (Incorporated by reference to Exhibit 3.65 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.66	Amended and Restated Limited Liability Company Agreement of MetroPCS Nevada, LLC (Incorporated by reference to Exhibit 3.66 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.67	Certificate of Formation of MetroPCS New York, LLC (Incorporated by reference to Exhibit 3.67 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.68	Amended and Restated Limited Liability Company Agreement of MetroPCS New York, LLC (Incorporated by reference to Exhibit 3.68 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.69	Certificate of Formation of MetroPCS Pennsylvania, LLC (Incorporated by reference to Exhibit 3.69 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.70	Amended and Restated Limited Liability Company Agreement of MetroPCS Pennsylvania, LLC (Incorporated by reference to Exhibit 3.70 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.71	Certificate of Formation of MetroPCS Texas, LLC (Incorporated by reference to Exhibit 3.71 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.72	Second Amended and Restated Limited Liability Company Agreement of MetroPCS Texas, LLC (Incorporated by reference to Exhibit 3.72 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.73	Certificate of Formation of MetroPCS Networks, LLC, as amended (Incorporated by reference to Exhibit 3.73 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.74	Third Amended and Restated Limited Liability Company Agreement of MetroPCS Networks, LLC (Incorporated by reference to Exhibit 3.74 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.75	Certificate of Formation of MetroPCS Networks California, LLC, as amended (Incorporated by reference to Exhibit 3.75 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.76	Amended and Restated Limited Liability Company Agreement of MetroPCS Networks California, LLC (Incorporated by reference to Exhibit 3.76 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.77	Certificate of Formation of MetroPCS Networks Florida, LLC, as amended (Incorporated by reference to Exhibit 3.77 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.78	Amended and Restated Limited Liability Company Agreement of MetroPCS Networks Florida, LLC (Incorporated by reference to Exhibit 3.78 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.79	Certificate of Formation of T-Mobile Financial LLC (Incorporated by reference to Exhibit 3.79 to our Registration Statement on Form S-3, filed on September 3, 2014).

3.80	Limited Liability Company Agreement of T-Mobile Financial LLC (Incorporated by reference to Exhibit 3.80 to our Registration Statement on Form S-3, filed on September 3, 2014).

3.81	Limited Liability Company Certificate of Amendment of IBSV LLC

3.82†	Certificate of Formation of T-Mobile Leasing LLC

3.83†	Limited Liability Company Agreement of T-Mobile Leasing LLC

4.1	Specimen Common Stock Certificate (Incorporated by reference to Exhibit 99.3 to Amendment No. 1 to our Form 8-A, filed on May 2, 2013).

4.2	Form of Indenture among T-Mobile USA, Inc., the guarantors party thereto, and Deutsche Bank Trust Company Americas, as trustee (Incorporated by reference to Exhibit 4.4 to our Registration Statement on Form S-3, filed on November 7, 2013).

4.3	Indenture, dated as of April 28, 2013, among T-Mobile USA, Inc., the guarantors party thereto, and Deutsche Bank Trust Company Americas, as trustee. (Incorporated by reference to Exhibit 4.1 to our Current Report on Form 8-K, filed on May 2, 2013).

4.4	Stockholder’s Agreement, dated as of April 30, 2013, between Deutsche Telekom AG and MetroPCS Communications, Inc. (Incorporated by reference to Exhibit 10.1 to our Current Report on Form 8-K, filed on May 2, 2013).

4.5	Waiver of Required Approval under Section 3.6(a) of the Stockholder’s Agreement, dated August 7, 2013, between T-Mobile US, Inc. and Deutsche Telekom AG (Incorporated by reference to Exhibit 10.10 to our Quarterly Report on Form 10-Q, filed on August 8, 2013).

4.6	Rights Agreement, dated as of March 29, 2007, between MetroPCS Communications, Inc. and American Stock Transfer & Trust Company, as Rights Agent (Incorporated by reference to Exhibit 4.1 to our Current Report on Form 8-K filed on March 30, 2007).

4.7	Amendment No. 1 to Rights Agreement, dated as of October 3, 2012, between MetroPCS Communications, Inc. and American Stock Transfer & Trust Company, as Rights Agent (Incorporated by reference to Exhibit 4.1 to our Current Report on Form 8-K filed on October 3, 2012).

4.8*	Form of Debt Security.

4.9*	Form of Guarantee.

4.10*	Specimen Preferred Stock Certificate.

5.1†	Opinion of Gibson, Dunn & Crutcher LLP.

12.1†	Calculation of Ratio of Earnings to Fixed Charges.

23.1†	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1).

23.2†	Consent of PricewaterhouseCoopers LLP.

24.1	Powers of Attorney (Incorporated by reference to the signature pages of our Registration Statement on Form S-3, filed on November 7, 2013).

24.2†	Power of Attorney (included on the signature pages hereof).

25.1†	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Deutsche Bank Trust Company Americas, as Trustee under the Indenture incorporated by reference as Exhibit 4.2

25.2†	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Deutsche Bank Trust Company Americas, as Trustee under the Indenture incorporated by reference as Exhibit 4.3

†	Filed herewith.
*	To be filed by amendment, as an exhibit to a Current Report on Form 8-K or by other applicable filing with the SEC, and incorporated by reference herein.

Item 17.	Undertakings.

(a) The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) above do not apply if the registration statement is on Form S-3 or Form F-3 and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(i) If the registrant is relying on Rule 430B:

(A) Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities:

The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on November 2, 2015.

T-MOBILE US, INC.

By:	/s/ J. Braxton Carter
J. Braxton Carter
Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President and Chief Executive Officer (Principal Executive Officer) and Director	November 2, 2015
John J. Legere

/s/ J. Braxton Carter	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	November 2, 2015
J. Braxton Carter

*	Senior Vice President, Finance and Chief Accounting Officer (Principal Accounting Officer)	November 2, 2015
Michael J. Morgan

*	Chairman of the Board	November 2, 2015
Timotheus Höttges

*	Director	November 2, 2015
W. Michael Barnes

*	Director	November 2, 2015
Srikant Datar

*	Director	November 2, 2015
Lawrence H. Guffey

*	Director	November 2, 2015
Raphael Kübler

*	Director	November 2, 2015
Thorsten Langheim

*	Director	November 2, 2015
Teresa A. Taylor

*	Director	November 2, 2015
Kelvin R. Westbrook

	Director	November 2, 2015
Thomas Dannenfeldt

	Director	November 2, 2015
Bruno Jacobfeuerborn

* By:	/s/ J. Braxton Carter
J. Braxton Carter
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on November 2, 2015.

T-MOBILE USA, INC.

By:	/s/ J. Braxton Carter
J. Braxton Carter
Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President and Chief Executive Officer (Principal Executive Officer)	November 2, 2015
John J. Legere

/s/ J. Braxton Carter	Executive Vice President and Chief Financial Officer (Principal Financial Officer) and Director	November 2, 2015
J. Braxton Carter

*	Senior Vice President, Finance and Chief Accounting Officer (Principal Accounting Officer)	November 2, 2015
Michael J. Morgan

*	Director	November 2, 2015
David A. Miller

* By:	/s/ J. Braxton Carter
J. Braxton Carter
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on November 2, 2015.

IBSV LLC
T-MOBILE NORTHEAST LLC
T-MOBILE LICENSE LLC
T-MOBILE SOUTH LLC
T-MOBILE WEST LLC

By:	/s/ J. Braxton Carter
J. Braxton Carter
Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President and Chief Executive Officer (Principal Executive Officer)	November 2, 2015
John J. Legere

/s/ J. Braxton Carter	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	November 2, 2015
J. Braxton Carter

*	Senior Vice President, Finance and Chief Accounting Officer (Principal Accounting Officer)	November 2, 2015
Michael J. Morgan

*	Manager	November 2, 2015
David A. Miller

* By:	/s/ J. Braxton Carter
J. Braxton Carter
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on November 2, 2015.

POWERTEL MEMPHIS LICENSES, INC.
POWERTEL/MEMPHIS, INC.
SUNCOM WIRELESS HOLDINGS, INC.
SUNCOM WIRELESS MANAGEMENT COMPANY, INC.
SUNCOM WIRELESS, INC.
VOICESTREAM PCS I IOWA CORPORATION
VOICESTREAM PITTSBURGH GENERAL PARTNER, INC.
T-MOBILE RESOURCES CORPORATION
T-MOBILE SUBSIDIARY IV CORPORATION

By:	/s/ J. Braxton Carter
J. Braxton Carter
Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President and Chief Executive Officer (Principal Executive Officer)	November 2, 2015
John J. Legere

/s/ J. Braxton Carter	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	November 2, 2015
J. Braxton Carter

*	Senior Vice President, Finance and Chief Accounting Officer (Principal Accounting Officer)	November 2, 2015
Michael J. Morgan

*	Director	November 2, 2015
David A. Miller

* By:	/s/ J. Braxton Carter
J. Braxton Carter
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on November 2, 2015.

SUNCOM WIRELESS INVESTMENT COMPANY LLC
SUNCOM WIRELESS LICENSE COMPANY, LLC
SUNCOM WIRELESS OPERATING COMPANY, L.L.C.
SUNCOM WIRELESS PROPERTY COMPANY, L.L.C.
T-MOBILE PUERTO RICO HOLDINGS LLC
T-MOBILE PUERTO RICO LLC
TRITON PCS HOLDINGS COMPANY L.L.C.

By:	/s/ J. Braxton Carter
J. Braxton Carter
Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President and Chief Executive Officer (Principal Executive Officer)	November 2, 2015
John J. Legere

/s/ J. Braxton Carter	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	November 2, 2015
J. Braxton Carter

*	Senior Vice President, Finance and Chief Accounting Officer (Principal Accounting Officer)	November 2, 2015
Michael J. Morgan

*	President and Chief Executive Officer of SunCom Wireless Management Company, Inc., the Registrant’s Manager	November 2, 2015
John J. Legere

* By:	/s/ J. Braxton Carter
J. Braxton Carter
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on November 2, 2015.

T-MOBILE CENTRAL LLC
T-MOBILE PCS HOLDINGS LLC

By:	/s/ J. Braxton Carter
J. Braxton Carter
Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President and Chief Executive Officer (Principal Executive Officer)	November 2, 2015
John J. Legere

/s/ J. Braxton Carter	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	November 2, 2015
J. Braxton Carter

*	Senior Vice President, Finance and Chief Accounting Officer (Principal Accounting Officer)	November 2, 2015
Michael J. Morgan

*	President and Chief Executive Officer of T-Mobile USA, Inc., the Registrant’s Member	November 2, 2015
John J. Legere

* By:	/s/ J. Braxton Carter
J. Braxton Carter
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on November 2, 2015.

TRITON PCS FINANCE COMPANY, INC.

By:	/s/ David A. Miller
David A. Miller
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ David A. Miller	President and Director	November 2, 2015
David A. Miller

*	Vice President and Assistant Secretary, and Director	November 2, 2015
Brian T. Harrison

/s/ J. Braxton Carter	Director	November 2, 2015
J. Braxton Carter

* By:	/s/ David A. Miller
David A. Miller
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on November 2, 2015.

VOICESTREAM PITTSBURGH, L.P.

By:	VoiceStream Pittsburgh General Partner, Inc.
Its:	General Partner

By:	/s/ J. Braxton Carter
J. Braxton Carter
Executive Vice President and Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on November 2, 2015.

METROPCS CALIFORNIA, LLC
METROPCS FLORIDA, LLC
METROPCS GEORGIA, LLC
METROPCS MASSACHUSETTS, LLC
METROPCS MICHIGAN, LLC
METROPCS NEVADA, LLC
METROPCS NEW YORK, LLC
METROPCS PENNSYLVANIA, LLC
METROPCS TEXAS, LLC
METROPCS NETWORKS CALIFORNIA, LLC
METROPCS NETWORKS FLORIDA, LLC

By:	/s/ J. Braxton Carter
J. Braxton Carter
Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President and Chief Executive Officer (Principal Executive Officer)	November 2, 2015
John J. Legere

/s/ J. Braxton Carter	Executive Vice President and Chief Financial Officer (Principal Financial Officer) and Manager	November 2, 2015
J. Braxton Carter

*	Senior Vice President, Finance and Chief Accounting Officer (Principal Accounting Officer)	November 2, 2015
Michael J. Morgan

*	Manager	November 2, 2015
David A. Miller

*	Manager	November 2, 2015
Thomas C. Keys

* By:	/s/ J. Braxton Carter
J. Braxton Carter
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on November 2, 2015.

T-MOBILE FINANCIAL LLC

By:	/s/ J. Braxton Carter
J. Braxton Carter
Executive Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President (Principal Executive Officer and Principal Accounting Officer)	November 2, 2015
Michael J. Morgan

/s/ J. Braxton Carter	Executive Vice President and Treasurer (Principal Financial Officer) and Manager	November 2, 2015
J. Braxton Carter

*	Manager	November 2, 2015
David A. Miller

* By:	/s/ J. Braxton Carter
J. Braxton Carter
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on November 2, 2015.

T-MOBILE LEASING LLC

By:	/s/ J. Braxton Carter
J. Braxton Carter
Executive Vice President and Treasurer

Each person whose signature appears below constitutes and appoints Michael J. Morgan and J. Braxton Carter, and each or either of them, his or her true and lawful attorney-in-fact and agent, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments or supplements (including post-effective amendments) to this registration statement on Form S-3, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Morgan	President (Principal Executive Officer and Principal Accounting Officer)	November 2, 2015
Michael J. Morgan

/s/ J. Braxton Carter	Executive Vice President and Treasurer (Principal Financial Officer) and Manager	November 2, 2015
J. Braxton Carter

/s/ David A. Miller	Manager	November 2, 2015
David A. Miller

EXHIBIT INDEX

Exhibit No.	Document

1.1*	Form of Underwriting or Purchase Agreement.

2.1	Business Combination Agreement, among Deutsche Telekom AG, T-Mobile USA, Inc., T-Mobile Global Zwischenholding GmbH, T-Mobile Global Holding GmbH and MetroPCS Communications, Inc., dated as of October 3, 2012 (Incorporated by reference to Exhibit 2.1 to our Current Report on Form 8-K, filed on October 3, 2012).

2.2	Amendment No. 1 to the Business Combination Agreement, among Deutsche Telekom AG, T-Mobile USA, Inc., T-Mobile Global Zwischenholding GmbH, T-Mobile Global Holding GmbH and MetroPCS Communications, Inc., dated as of April 14, 2013 (Incorporated by reference to Exhibit 2.1 to our Current Report on Form 8-K, filed on April 15, 2013).

3.1	Fourth Amended and Restated Certificate of Incorporation of T-Mobile US, Inc. (Incorporated by reference to Exhibit 3.1 to our Current Report on Form 8-K, filed on May 2, 2013).

3.2	Fifth Amended and Restated Bylaws of T-Mobile US, Inc. (Incorporated by reference to Exhibit 3.2 to our Current Report on Form 8-K, filed on May 2, 2013).

3.3	Amended and Restated Certificate of Incorporation of T-Mobile USA, Inc. (Incorporated by reference to Exhibit 3.3 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.4	Amended and Restated Bylaws of T-Mobile USA, Inc. (Incorporated by reference to Exhibit 3.4 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.5	Certificate of Formation of IBSV LLC, formerly known as GSV LLC (Incorporated by reference to Exhibit 3.5 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.6	Limited Liability Company Agreement of IBSV LLC, formerly known as GSV LLC (Incorporated by reference to Exhibit 3.6 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.7	Certificate of Incorporation of Powertel Memphis Licenses, Inc., as amended (Incorporated by reference to Exhibit 3.7 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.8	Amended and Restated Bylaws of Powertel Memphis Licenses, Inc. (Incorporated by reference to Exhibit 3.8 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.9	Certification of Incorporation of Powertel/Memphis, Inc., as amended (Incorporated by reference to Exhibit 3.9 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.10	Amended and Restated Bylaws of Powertel/Memphis, Inc. (Incorporated by reference to Exhibit 3.10 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.11	Restated Certificate of Incorporation of SunCom Wireless Holdings, Inc., as amended (Incorporated by reference to Exhibit 3.11 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.12	Amended and Restated Bylaws of SunCom Wireless Holdings, Inc. (Incorporated by reference to Exhibit 3.12 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.13	Certificate of Formation of SunCom Wireless Investment Company LLC, as amended (Incorporated by reference to Exhibit 3.13 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.14	Limited Liability Company Agreement of SunCom Wireless Investment Company LLC (Incorporated by reference to Exhibit 3.14 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.15	Certificate of Formation of SunCom Wireless License Company, LLC, as amended (Incorporated by reference to Exhibit 3.15 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.16	Limited Liability Company Agreement of SunCom Wireless License Company, LLC (Incorporated by reference to Exhibit 3.16 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.17	Certificate of Incorporation of SunCom Wireless Management Company, Inc., as amended (Incorporated by reference to Exhibit 3.17 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.18	Bylaws of SunCom Wireless Management Company, Inc. (Incorporated by reference to Exhibit 3.18 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.19	Certificate of Formation of SunCom Wireless Operating Company, L.L.C., as amended (Incorporated by reference to Exhibit 3.19 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.20	Limited Liability Company Agreement of SunCom Wireless Operating Company, L.L.C. (Incorporated by reference to Exhibit 3.20 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.21	Certificate of Formation of SunCom Wireless Property Company, L.L.C., as amended (Incorporated by reference to Exhibit 3.21 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.22	Limited Liability Company Agreement of SunCom Wireless Property Company, L.L.C. (Incorporated by reference to Exhibit 3.22 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.23	Certificate of Incorporation of SunCom Wireless, Inc., as amended (Incorporated by reference to Exhibit 3.23 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.24	Bylaws of SunCom Wireless, Inc. (Incorporated by reference to Exhibit 3.24 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.25	Certificate of Formation of T-Mobile Central LLC, as amended (Incorporated by reference to Exhibit 3.25 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.26	Limited Liability Company Agreement of T-Mobile Central LLC (Incorporated by reference to Exhibit 3.26 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.27	Certificate of Formation of T-Mobile License LLC (Incorporated by reference to Exhibit 3.27 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.28	Limited Liability Company Agreement of T-Mobile License LLC (Incorporated by reference to Exhibit 3.28 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.29	Certificate of Formation of T-Mobile Northeast LLC (Incorporated by reference to Exhibit 3.29 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.30	Limited Liability Company Agreement of T-Mobile Northeast LLC (Incorporated by reference to Exhibit 3.30 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.31	Certificate of Formation of T-Mobile PCS Holdings LLC, as amended (Incorporated by reference to Exhibit 3.31 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.32	Limited Liability Company Agreement of T-Mobile PCS Holdings LLC (Incorporated by reference to Exhibit 3.32 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.33	Certificate of Formation of T-Mobile Puerto Rico Holdings LLC, as amended (Incorporated by reference to Exhibit 3.33 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.34	Limited Liability Company Agreement of T-Mobile Puerto Rico Holdings LLC (Incorporated by reference to Exhibit 3.34 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.35	Certificate of Formation of T-Mobile Puerto Rico LLC, as amended (Incorporated by reference to Exhibit 3.35 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.36	Amended and Restated Limited Liability Company Agreement of T-Mobile Puerto Rico LLC (Incorporated by reference to Exhibit 3.36 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.37	Certificate of Incorporation of T-Mobile Resources Corporation, as amended (Incorporated by reference to Exhibit 3.37 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.38	Bylaws of T-Mobile Resources Corporation (Incorporated by reference to Exhibit 3.38 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.39	Certificate of Formation of T-Mobile South LLC (Incorporated by reference to Exhibit 3.39 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.40	Limited Liability Company Agreement of T-Mobile South LLC (Incorporated by reference to Exhibit 3.40 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.41	Certificate of Incorporation of T-Mobile Subsidiary IV Corporation, as amended (Incorporated by reference to Exhibit 3.41 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.42	Bylaws of T-Mobile Subsidiary IV Corporation (Incorporated by reference to Exhibit 3.42 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.43	Certificate of Formation of T-Mobile West LLC (Incorporated by reference to Exhibit 3.43 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.44	Limited Liability Company Agreement of T-Mobile West LLC (Incorporated by reference to Exhibit 3.44 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.45	Certificate of Incorporation of Triton PCS Finance Company, Inc. (Incorporated by reference to Exhibit 3.45 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.46	Bylaws of Triton PCS Finance Company, Inc. (Incorporated by reference to Exhibit 3.46 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.47	Certificate of Formation of Triton PCS Holdings Company L.L.C., as amended (Incorporated by reference to Exhibit 3.47 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.48	Limited Liability Company Agreement of Triton PCS Holdings Company L.L.C. (Incorporated by reference to Exhibit 3.48 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.49	Certificate of Incorporation of VoiceStream PCS I Iowa Corporation, as amended (Incorporated by reference to Exhibit 3.49 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.50	Bylaws of VoiceStream PCS I Iowa Corporation (Incorporated by reference to Exhibit 3.50 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.51	Certificate of Incorporation of VoiceStream Pittsburgh General Partner, Inc., as amended (Incorporated by reference to Exhibit 3.51 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.52	Bylaws of VoiceStream Pittsburgh General Partner, Inc. (Incorporated by reference to Exhibit 3.52 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.53	Certificate of Limited Partnership of VoiceStream Pittsburgh, L.P., as amended (Incorporated by reference to Exhibit 3.53 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.54	Agreement Establishing VoiceStream Pittsburgh, L.P. (Incorporated by reference to Exhibit 3.54 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.55	Certificate of Formation of MetroPCS California, LLC, as amended (Incorporated by reference to Exhibit 3.55 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.56	Amended and Restated Limited Liability Company Agreement of MetroPCS California, LLC (Incorporated by reference to Exhibit 3.56 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.57	Certificate of Formation of MetroPCS Florida, LLC (Incorporated by reference to Exhibit 3.57 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.58	Amended and Restated Limited Liability Company Agreement of MetroPCS Florida, LLC (Incorporated by reference to Exhibit 3.58 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.59	Certificate of Formation of MetroPCS Georgia, LLC (Incorporated by reference to Exhibit 3.59 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.60	Amended and Restated Limited Liability Company Agreement of MetroPCS Georgia, LLC (Incorporated by reference to Exhibit 3.60 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.61	Certificate of Formation of MetroPCS Massachusetts, LLC (Incorporated by reference to Exhibit 3.61 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.62	Amended and Restated Limited Liability Company Agreement of MetroPCS Massachusetts, LLC (Incorporated by reference to Exhibit 3.62 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.63	Certificate of Formation of MetroPCS Michigan, LLC (Incorporated by reference to Exhibit 3.63 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.64	Limited Liability Company Agreement of MetroPCS Michigan, LLC (Incorporated by reference to Exhibit 3.64 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.65	Certificate of Formation of MetroPCS Nevada, LLC (Incorporated by reference to Exhibit 3.65 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.66	Amended and Restated Limited Liability Company Agreement of MetroPCS Nevada, LLC (Incorporated by reference to Exhibit 3.66 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.67	Certificate of Formation of MetroPCS New York, LLC (Incorporated by reference to Exhibit 3.67 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.68	Amended and Restated Limited Liability Company Agreement of MetroPCS New York, LLC (Incorporated by reference to Exhibit 3.68 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.69	Certificate of Formation of MetroPCS Pennsylvania, LLC (Incorporated by reference to Exhibit 3.69 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.70	Amended and Restated Limited Liability Company Agreement of MetroPCS Pennsylvania, LLC (Incorporated by reference to Exhibit 3.70 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.71	Certificate of Formation of MetroPCS Texas, LLC (Incorporated by reference to Exhibit 3.71 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.72	Second Amended and Restated Limited Liability Company Agreement of MetroPCS Texas, LLC (Incorporated by reference to Exhibit 3.72 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.73	Certificate of Formation of MetroPCS Networks, LLC, as amended (Incorporated by reference to Exhibit 3.73 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.74	Third Amended and Restated Limited Liability Company Agreement of MetroPCS Networks, LLC (Incorporated by reference to Exhibit 3.74 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.75	Certificate of Formation of MetroPCS Networks California, LLC, as amended (Incorporated by reference to Exhibit 3.75 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.76	Amended and Restated Limited Liability Company Agreement of MetroPCS Networks California, LLC (Incorporated by reference to Exhibit 3.76 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.77	Certificate of Formation of MetroPCS Networks Florida, LLC, as amended (Incorporated by reference to Exhibit 3.77 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.78	Amended and Restated Limited Liability Company Agreement of MetroPCS Networks Florida, LLC (Incorporated by reference to Exhibit 3.78 to our Registration Statement on Form S-4, filed on December 12, 2013).

3.79	Certificate of Formation of T-Mobile Financial LLC (Incorporated by reference to Exhibit 3.79 to our Registration Statement on Form S-3, filed on September 3, 2014).

3.80	Limited Liability Company Agreement of T-Mobile Financial LLC (Incorporated by reference to Exhibit 3.80 to our Registration Statement on Form S-3, filed on September 3, 2014).

3.81	Limited Liability Company Certificate of Amendment of IBSV LLC

3.82†	Certificate of Formation of T-Mobile Leasing LLC

3.83†	Limited Liability Company Agreement of T-Mobile Leasing LLC

4.1	Specimen Common Stock Certificate (Incorporated by reference to Exhibit 99.3 to Amendment No. 1 to our Form 8-A, filed on May 2, 2013).

4.2	Form of Indenture among T-Mobile USA, Inc., the guarantors party thereto, and Deutsche Bank Trust Company Americas, as trustee (Incorporated by reference to Exhibit 4.4 to our Registration Statement on Form S-3, filed on November 7, 2013).

4.3	Indenture, dated as of April 28, 2013, among T-Mobile USA, Inc., the guarantors party thereto, and Deutsche Bank Trust Company Americas, as trustee. (Incorporated by reference to Exhibit 4.1 to our Current Report on Form 8-K, filed on May 2, 2013).

4.4	Stockholder’s Agreement, dated as of April 30, 2013, between Deutsche Telekom AG and MetroPCS Communications, Inc. (Incorporated by reference to Exhibit 10.1 to our Current Report on Form 8-K, filed on May 2, 2013).

4.5	Waiver of Required Approval under Section 3.6(a) of the Stockholder’s Agreement, dated August 7, 2013, between T-Mobile US, Inc. and Deutsche Telekom AG (Incorporated by reference to Exhibit 10.10 to our Quarterly Report on Form 10-Q, filed on August 8, 2013).

4.6	Rights Agreement, dated as of March 29, 2007, between MetroPCS Communications, Inc. and American Stock Transfer & Trust Company, as Rights Agent (Incorporated by reference to Exhibit 4.1 to our Current Report on Form 8-K filed on March 30, 2007).

4.7	Amendment No. 1 to Rights Agreement, dated as of October 3, 2012, between MetroPCS Communications, Inc. and American Stock Transfer & Trust Company, as Rights Agent (Incorporated by reference to Exhibit 4.1 to our Current Report on Form 8-K filed on October 3, 2012).

4.8*	Form of Debt Security.

4.9*	Form of Guarantee.

4.10*	Specimen Preferred Stock Certificate.

5.1†	Opinion of Gibson, Dunn & Crutcher LLP.

12.1†	Calculation of Ratio of Earnings to Fixed Charges.

23.1†	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1).

23.2†	Consent of PricewaterhouseCoopers LLP.

24.1	Powers of Attorney (Incorporated by reference to the signature pages of our Registration Statement on Form S-3, filed on November 7, 2013).

24.2†	Power of Attorney (included on the signature pages hereof).

25.1†	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Deutsche Bank Trust Company Americas, as Trustee under the Indenture incorporated by reference as Exhibit 4.2.

25.2†	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Deutsche Bank Trust Company Americas, as Trustee under the Indenture incorporated by reference as Exhibit 4.3.

†	Filed herewith.
*	To be filed by amendment, as an exhibit to a Current Report on Form 8-K or by other applicable filing with the SEC, and incorporated by reference herein.